                                 EXHIBIT 10(b)


                         RESTATED EXECUTIVE AGREEMENT


      THIS RESTATED EXECUTIVE AGREEMENT ("Agreement") is entered into this 28th day of January, 1994, by and between SNAP-ON TOOLS CORPORATION, a
Delaware corporation (the "Company") and                , an executive of the
Company (the "Executive").


      WHEREAS, the Company and the Executive had entered into an Agreement effective as of January 4, 1991, and amended and restated this Agreement effective as of January 22, 1993;

      WHEREAS, the Board of Directors of the Company has determined that the Executive has made, and is expected to continue to make, an essential contribution to the profitability, growth and financial strength of the Company;

      WHEREAS, the Company wishes to amend and restate the Executive's Restated Executive Agreement to continue to encourage the Executive to devote his entire time and attention to the pursuit of Company matters without distractions relating to his employment security;

      WHEREAS, the Company intends that this Agreement will provide the Executive with certain minimum compensation rights in the event of the termination of his employment by the Company without cause or in the event the Company adversely changes the terms and conditions of his employment in a manner which would constitute constructive termination following a Change of Control of the Company.

      NOW, THEREFORE, in consideration of the respective terms and conditions set forth herein, the Company and the Executive hereby agree as follows:



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

      1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings when used herein:


            a. CAUSE. The term "Cause" shall mean that the Executive shall, prior to any Termination of Employment (as that term is hereafter defined) have:

                  (i) engaged in any act of fraud, embezzlement, or theft in connection with his duties as an Executive or in the course of employment with the Company or its subsidiaries;

                  (ii) wrongfully disclosed any secret process or confidential information of the Company or its subsidiaries; or

                  (iii) engaged in any Competitive Activity (as that term is hereafter defined); and the act or failure to act shall have been determined by the Board of Directors to have been materially harmful to the Company.

            b. COMPETITIVE ACTIVITY. The term "Competitive Activity" shall mean the Executive's participation without the written consent of the Board of Directors of the Company in the management of any business enterprise which manufactures or sells any product or service competitive with any product or service of the Company or its subsidiaries. Competitive Activity shall not include the ownership of less than five (5) percent of the securities in any enterprise and exercise of any ownership rights related thereto.

            c. CHANGE OF CONTROL. "Change of Control" shall be deemed to have occurred if (1) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) shall become the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 50 percent or more of the outstanding voting securities of the Company, (2) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, (3) the Company shall sell 50 percent or more of its assets (in one transaction or a series of related transactions within any period of 24 consecutive months) or the stockholders approve a plan of complete liquidation of the Company, or (4) during any period of 24 consecutive months individuals who at the beginning of such period constituted the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved.

            d. TERMINATION OF EMPLOYMENT. The term "Termination of Employment" shall mean:

                  (i) any termination by the Company of the employment of the Executive for any reason other than for Cause within a period of two (2) years following a Change of Control of the Company;

                  (ii) voluntary termination by the Executive of his employment within a period of two (2) years following a Change of Control of the Company and subsequent to the occurrence, following a Change of Control of the Company and without the Executive's consent, of (A) a material and adverse change in the Executive's status, authority, duties, function, or benefits, (B) any reduction in the Executive's base salary or percentage of base salary available as an incentive bonus opportunity or the failure to pay the Executive's base salary or earned bonus when due, (C) the relocation of the Company's principal executive offices or the Executive's place of employment to a location more than 35 miles from their respective locations immediately prior to a Change of Control of the Company, or (D) the failure of the Company to obtain from a successor the assumption and agreement to perform this Agreement (as described in Section 4.a.) prior to the effectiveness of any such succession; or

                  (iii) voluntary termination by the Executive of his employment following completion of one year of service after a Change of Control of the Company; provided that the voluntary termination must be effected by the Executive within six (6) months after the completion of that one year of service.

                  Any election by the Executive to terminate his employment as contemplated by this section shall not be deemed a voluntary termination of employment by the Executive for the purpose of any other employee benefit or other plan.

                  The Executive may not be terminated for Cause prior to the receipt by the Executive of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board of Directors) finding that, in the good faith opinion of the Board of Directors, the Executive was guilty of conduct set forth in the definition of Cause herein, and specifying the particulars thereof in detail.

      2. COMPENSATION AND BENEFITS. In the event of a Termination of Employment of the Executive, the Company shall provide the Executive with the following compensation and benefits:

            a. GENERAL COMPENSATION AND BENEFITS. If the Executive's employment shall be terminated for any reason following a Change in Control and during the term of this Agreement, the Company shall pay the Executive's full salary to the Executive through the date of termination at the rate in effect at the time notice of termination is given, together with all compensation and benefits payable to the Executive through the date of termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period. Such payments shall be made in a lump sum not later than five (5) days after such termination. If the Executive's employment shall be terminated for any reason following a Change in Control and during the term of this Agreement, the Company shall pay the Executive's normal post-termination compensation and benefits to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements.

            b. INCENTIVE COMPENSATION. Notwithstanding any provision of any cash bonus incentive plan of the Company, the Company shall pay to the Executive, within five (5) days after the Executive's date of termination, a lump sum amount, in cash, equal to the sum of (i) any bonus or incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the date of termination under the plan but has not yet been paid (pursuant to Section 2.a. hereof or otherwise), and (ii) a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the Executive for all uncompleted periods under the plan calculated as to each such award as if the "GOAL" with respect to such incentive compensation award had been attained.

            c. COMPENSATION. The Company shall pay to the Executive, a lump sum equal to two (2) times the sum of (a) the highest per annum base rate of salary in effect with respect to the Executive during the 3-year period immediately prior to Termination of Employment plus (b) the highest annual bonus earned by the Executive under any cash incentive compensation plan of the Company during the three (3) fiscal years of the Company immediately preceding Termination of Employment; PROVIDED, HOWEVER, if the Executive had not been eligible to earn a bonus under a cash incentive compensation plan of the Company prior to the fiscal year in which Termination of Employment occurs, the amount for this clause (b) shall be the higher of (i) the Executive's incentive compensation "GOAL" for the fiscal year in which Termination of Employment occurs or (ii) the highest average annual bonus earned during the three (3) fiscal years of the Company immediately preceding Termination of Employment under any cash incentive compensation plan of the Company by the group of executives of the Company participating under such plan during such fiscal years at the level at which the Executive would have participated pursuant to his position as of Termination of Employment. The lump sum shall be paid to the Executive not later than five (5) days after such termination.

            d. BENEFITS. For a 3-year period following Termination of Employment, the Company shall provide the Executive with health, disability, life and other insurance benefits



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

substantially similar to the benefits received by the Executive pursuant to the Company's benefit programs as in effect immediately prior to a Change of Control (or, if more favorable to the Executive, as in effect immediately prior to the Executive's Termination of Employment) provided, however, that no compensation or benefits provided hereunder shall be treated as compensation for purposes of any of the programs or shall result in the crediting of additional service thereunder.

          e. ADDITIONAL PAYMENTS. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change of Control of the Company or the termination of the Executive's employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any entity whose actions result in a Change of Control of the Company or any entity affiliated with the Company or such entity (all such payments and benefits being hereinafter called "Total Payments"), would be subject (in whole or part) to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 2.e., shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state of locality of the Executive's residence on the date of termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274 (b) (2) (B) of the Code.
In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined.

      For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax under this Section 2.e., (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of termination shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company does not constitute a "parachute payment" within the meaning of Section
280G(b) (2) of the Code, (including by
reason of Section 280G(b) (4) (A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which constitutes reasonable compensation for services actually rendered, within the meaning of Section 280G(b) (4) (B) of the Code, in excess of the "base amount" (as defined in Section 280G(b) (3) of the Code) allocable to such reasonable compensation, and (iii) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company in accordance with the principles of Sections 280G(d) (3) and (4) of the Code. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. Notwithstanding anything to the contrary in this Agreement, the Board of Directors of the Company, by written notice to the Executive, may cause the provisions of this Section 2.e. to be deleted from this Agreement.
Any such notice shall be given at least 15 days prior to the effective date of such deletion, provided that such deletion may not be effective prior to February 1, 1997.

      f. NEW EMPLOYMENT. If the Executive secures new employment during the three (3) year period following Termination of Employment, the amount of any benefit being provided pursuant to Section 2.d. hereof shall be reduced to the extent that any such benefit is being provided by the Executive's new employer. The Executive, however, shall be under no obligation to seek new employment and, in any event, no amounts payable pursuant to Section 2.c. hereof shall be reduced or offset by any compensation received from new employment or by any amounts claimed to be owed by the Executive to the Company.

            g. LEGAL FEES. The Company shall also pay to the Executive all reasonable legal fees and expenses incurred by the Executive in disputing in good faith any termination of employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

      3.    TERM.  This Agreement shall commence on the date hereof January
28, 1994 and shall continue in effect through January 31, 1996; provided, however, that commencing on February 1, 1997 and each February 1 thereafter, the term of this Agreement shall automatically be extended for one (1) additional year unless not later than October 31 of the preceding year, the Company or the Executive shall have given notice not to extend this Agreement; provided, further, however, if a Change of Control of the Company shall have occurred during the initial or extended term of this Agreement, this Agreement shall continue in effect for a period of twenty-four (24) months beyond the month in which such Change of Control of the Company occurred. Notwithstanding anything herein to the contrary, this Agreement shall terminate upon the termination of the Executive's employment with the Company as a result of death, disability or Cause (as defined in Section 1.a.) or by the Executive other than pursuant to Sections 1.d.(ii) or (iii).



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     4.    SUCCESSORS AND BINDING AGREEMENTS.

            a. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidated, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no succession had taken place. This Agreement shall be binding upon and inure to the benefit of the Company and any such successor and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement.

            b. This Agreement shall inure to the benefit of and be enforceable by the Executive's respective personal or legal representative, executor, administrator, successor, heirs, distributees and/or legatees.


            c. Neither the Company nor the Executive may assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this section. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise other than by a transfer by will or the laws of descent and distribution or transfer contrary to this section, the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

      5. NOTICES. All communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five (5) business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company (to the attention of the Secretary of the Company) at its principal




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

executive office and to the Executive at his principal residence or to such other address as any party may have furnished to the other in writing in accordance herewith except that notices of a change of address shall be effective only upon receipt.


      6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin without giving effect to the principles of conflict of laws of such state.

      7. SETTLEMENT OF DISPUTES; ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled, during the pendency of any such dispute or controversy, to continue to receive compensation and benefits as an active employee.

      8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.


      9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to the matters discussed herein and supersedes all other prior agreements and understandings, written or oral, between the parties with respect thereto. There are no representations, warranties or agreements of any kind relating thereto that are not set forth in this Agreement.

      10. WITHHOLDING. The Company may withhold from any amounts payable under this Agreement all federal, state and other taxes as shall be legally required.



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      11.   CERTAIN LIMITATIONS.  Nothing in this Agreement shall grant the
Executive any right to remain an executive, director or employee of the Company or of any of its subsidiaries for any period of time.

                                   *   *   *

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and date first written above.



                              SNAP-ON TOOLS CORPORATION



                              By:
                                    -------------------------------------------
                                    Robert A. Cornog
                              Its:  Chairman, President and Chief Executive
                                    Officer





                               ----------------------------------------
                                            Executive

                       RESTATED SENIOR OFFICER AGREEMENT


      THIS RESTATED SENIOR OFFICER AGREEMENT ("Agreement") is entered into this 28th day of January, 1994, by and between SNAP-ON TOOLS CORPORATION, a
Delaware corporation (the "Company") and                 , a senior officer of
the Company (the "Executive").

      WHEREAS, the Company and the Executive had entered into a Senior Officer Agreement effective as of January 4, 1991, and amended and restated this Agreement effective as of January 22, 1993;

      WHEREAS, the Board of Directors of the Company has determined that the Executive has made, and is expected to continue to make, an essential contribution to the profitability, growth and financial strength of the Company;

      WHEREAS, the Company wishes to amend and restate the Executive's Restated Senior Officer Agreement to continue to encourage the Executive to devote his entire time and attention to the pursuit of Company matters without distractions relating to his employment security;

      WHEREAS, the Company intends that this Agreement will provide the Executive with certain minimum compensation rights in the event of the termination of his employment by the Company without cause or in the event the Company adversely changes the terms and conditions of his employment in a manner which would constitute constructive termination following a Change of Control of the Company.

      NOW, THEREFORE, in consideration of the respective terms and conditions set forth herein, the Company and the Executive hereby agree as follows:

      1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings when used herein:

            a. CAUSE. The term "Cause" shall mean that the Executive shall, prior to any Termination of Employment (as that term is hereafter defined) have:

                  (i) engaged in any act of fraud, embezzlement, or theft in connection with his duties as an executive or in the course of employment with the Company or its subsidiaries;

                  (ii) wrongfully disclosed any secret process or confidential information of the Company or its subsidiaries; or

                  (iii) engaged in any Competitive Activity (as that term is hereafter defined); and the act or failure to act shall have been determined by the Board of Directors to have been materially harmful to the Company.

            b. COMPETITIVE ACTIVITY. The term "Competitive Activity" shall mean the Executive's participation without the written consent of the Board of Directors of the Company in the management of any business enterprise which manufactures or sells any product or service competitive with any product or service of the Company or its subsidiaries. Competitive Activity shall not include the ownership of less than five (5) percent of the securities in any enterprise and exercise of any ownership rights related thereto.

            c. CHANGE OF CONTROL. "Change of Control" shall be deemed to have occurred if (1) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) shall become the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 50 percent or more of the outstanding voting securities of the Company, (2) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, (3) the Company shall sell 50 percent or more of its assets (in one transaction or a series of related transactions within any period of 24 consecutive months) or the stockholders approve a plan of complete liquidation of the Company, or (4) during any period of 24 consecutive months individuals who at the beginning of such period constituted the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved.

            d. TERMINATION OF EMPLOYMENT. The term "Termination of Employment" shall mean:

                  (i) any termination by the Company of the employment of the Executive for any reason other than for Cause within a period of two (2) years following a Change of Control of the Company;



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

                  (ii) voluntary termination by the Executive of his employment within a period of two (2) years following a Change of Control of the Company and subsequent to the occurrence, following a Change of Control of the Company and without the Executive's consent, of (A) a material and adverse change in the Executive's status, authority, duties, function, or benefits, (B) any reduction in the Executive's base salary or percentage of base salary available as an incentive bonus opportunity or the failure to pay the Executive's base salary or earned bonus when due, (C) the relocation of the Company's principal executive offices or the Executive's place of employment to a location more than 35 miles from their respective locations immediately prior to a Change of Control of the Company, or (D) the failure of the Company to obtain from a successor the assumption and agreement to perform this Agreement (as described in Section 4.a.) prior to the effectiveness of any such succession; or

                  (iii) voluntary termination by the Executive of his employment following completion of one year of service after a Change of Control of the Company; provided that the voluntary termination must be effected by the Executive within six (6) months after the completion of that one year of service.

                  Any election by the Executive to terminate his employment as contemplated by this section shall not be deemed a voluntary termination of employment by the Executive for the purpose of any other employee benefit or other plan.

                  The Executive may not be terminated for Cause prior to the receipt by the Executive of a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board of Directors) finding that, in the good faith opinion of the Board of Directors, the Executive was guilty of conduct set forth in the definition of Cause herein, and specifying the particulars thereof in detail.

      2. COMPENSATION AND BENEFITS. In the event of a Termination of Employment of the Executive, the Company shall provide the Executive with the following compensation and benefits:

            a. GENERAL COMPENSATION AND BENEFITS. If the Executive's employment shall be terminated for any reason following a Change in Control and during the term of this Agreement, the Company shall pay the Executive's full salary to the Executive through the date of termination at the rate in effect at the time notice of termination is given, together with all compensation and benefits payable to the Executive through the date of termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period. Such payments shall be made in a lump sum not later than five (5) days after such termination. If the Executive's employment shall be terminated for any reason following a Change in Control and during the term of this Agreement, the Company shall pay the Executive's normal post-termination compensation and benefits to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements.

            b. INCENTIVE COMPENSATION. Notwithstanding any provision of any cash bonus incentive plan of the Company, the Company shall pay to the Executive, within five (5) days after the Executive's date of termination, a lump sum amount, in cash, equal to the sum of (i) any bonus or incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the date of termination under the plan but has not yet been paid (pursuant to Section 2.a. hereof or otherwise), and (ii) a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the Executive for all uncompleted periods under the plan calculated as to each such award as if the "GOAL" with respect to such incentive compensation award had been attained.

            c. COMPENSATION. The Company shall pay to the Executive, a lump sum equal to three (3) times the sum of (a) the highest per annum base rate of salary in effect with respect to the Executive during the 3-year period immediately prior to Termination of Employment plus (b) the highest annual bonus earned by the Executive under any cash incentive compensation plan of the Company during the three (3) fiscal years of the Company immediately preceding Termination of Employment; PROVIDED, HOWEVER, if the Executive had not been eligible to earn a bonus under a cash incentive compensation plan of the Company prior to the fiscal year in which Termination of Employment occurs, the amount for this clause (b) shall be the higher of
(i) the Executive's incentive compensation "GOAL" for the fiscal year in which Termination of Employment occurs or (ii) the highest average annual bonus earned during the three (3) fiscal years of the Company immediately preceding Termination of Employment under any cash incentive compensation plan of the Company by the group of executives of the Company participating under such plan during such fiscal years at the level at which the Executive would have participated pursuant to his position as of Termination of Employment. The lump sum shall be paid to the Executive not later than five (5) days after such termination.

            d. BENEFITS. For a 3-year period following Termination of Employment, the Company shall provide the Executive with health, disability, life and other insurance benefits substantially similar to the benefits received by the Executive pursuant to the Company's benefit programs as in effect immediately prior to a Change of Control (or, if more favorable to the Executive, as in effect immediately prior to the Executive's Termination of Employment); provided, however, that no compensation or benefits provided hereunder shall be treated as compensation for purposes of any of the programs or shall result in the crediting of additional service thereunder.

            e. ADDITIONAL PAYMENTS. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change of Control of the Company or the termination of the Executive's employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any entity whose actions result in a Change of Control of the Company or any entity affiliated with the Company or such entity (all such payments and benefits being hereinafter called "Total Payments"), would be subject (in whole or part) to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 2.e., shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the



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

calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state of locality of the Executive's residence on the date of termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274 (b) (2) (B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined.

      For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax under this Section 2.e., (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of termination shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company does not constitute a "parachute payment" within the meaning of Section 280G(b)
(2) of the Code, (including by reason of Section 280G(b) (4) (A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which constitutes reasonable compensation for services actually rendered, within the meaning of Section 280G(b) (4) (B) of the Code, in excess of the "base amount" (as defined in Section 280G(b) (3) of the Code) allocable to such reasonable compensation, and (iii) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company in accordance with the principles of Sections 280G(d) (3) and (4) of the Code. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. Notwithstanding anything to the contrary in this Agreement, the Board of Directors of the Company, by written notice to the Executive, may cause the provisions of this Section 2.e. to be deleted from this Agreement. Any such notice shall be given at least 15 days prior to the effective date of such deletion, provided that such deletion may not be effective prior to February 1, 1997.

            f. NEW EMPLOYMENT. If the Executive secures new employment during the three (3) year period following Termination of Employment, the amount of any benefit being provided pursuant to Section 2.d. hereof shall be reduced to the extent that any such benefit is being provided by the Executive's new employer. The Executive, however, shall be under no obligation to seek new employment and, in any event, no amounts payable pursuant to Section

2.c. hereof shall be reduced or offset by any compensation received from new employment or by any amounts claimed to be owed by the Executive to the Company.

            g. LEGAL FEES. The Company shall also pay to the Executive all reasonable legal fees and expenses incurred by the Executive in disputing in good faith any termination of employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

      3. TERM. This Agreement shall commence on the date hereof January 28, 1994, and shall continue in effect through January 31, 1996; provided, however, that commencing on February 1, 1997 and each February 1 thereafter, the term of this Agreement shall automatically be extended for one (1) additional year unless not later than October 31 of the preceding year, the Company or the Executive shall have given notice not to extend this Agreement; provided, further, however, if a Change of Control of the Company shall have occurred during the initial or extended term of this Agreement, this Agreement shall continue in effect for a period of 24 months beyond the month in which such Change of Control of the Company occurred. Notwithstanding anything herein to the contrary, this Agreement shall terminate upon the termination of the Executive's employment with the Company as a result of death, disability or Cause (as defined in Section 1.a.) or by the Executive other than pursuant to Sections 1.d.(ii) or (iii).

      4.    SUCCESSORS AND BINDING AGREEMENTS.

            a. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidated, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no succession had taken place. This Agreement shall be binding upon and inure to the benefit of the Company and any such successor and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement.

            b. This Agreement shall inure to the benefit of and be enforceable by the Executive's respective personal or legal representative, executor, administrator, successor, heirs, distributees and/or legatees.

            c. Neither the Company nor the Executive may assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this section. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise other than by a transfer by will or the laws of descent and distribution or transfer contrary to this section, the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

      5. NOTICES. All communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five (5) business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence or to such other address as any party may have furnished to the other in writing in accordance herewith except that notices of a change of address shall be effective only upon receipt.

      6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Wisconsin without giving effect to the principles of conflict of laws of such state.

      7. SETTLEMENT OF DISPUTES; ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled, during the pendency of any such dispute or controversy, to continue to receive compensation and benefits as an active employee.

      8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

      9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to the matters discussed herein and supersedes all other prior agreements and understandings, written or oral, between the parties with respect thereto. There are no representations, warranties or agreements of any kind relating thereto that are not set forth in this Agreement.

      10. WITHHOLDING. The Company may withhold from any amounts payable under this Agreement all federal, state and other taxes as shall be legally required.

      11. CERTAIN LIMITATIONS. Nothing in this Agreement shall grant the Executive any right to remain an executive, director or employee of the Company or of any of its subsidiaries for any period of time.

                                   *   *   *

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and date first written above.


                              SNAP-ON TOOLS CORPORATION




                              By:
                                    --------------------------------------------
                                    Robert A. Cornog
                              Its:  Chairman, President and Chief Executive
                                    Officer



                               ----------------------------------------
                                            Executive


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